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Exhibit 21

AON CORPORATION
SUBSIDIARY LIST AS OF DECEMBER 31, 2004

Name	Domicile
123 NewCo, Inc.	Delaware
1e Katharinastrase 29 Vermogensverwaltungsges mbH	Germany
2e Katharinastrase 29 Vermogensverwaltungsges mbH	Germany
A Morel & Cie Sa	France
A. J. Norcott & Company (Holdings) Limited	United Kingdom
A. J. Norcott & Partners (Northern) Limited	United Kingdom
A.G.Y.C. Corretores de Seguros Lda.	Portugal
A.H. Laseur b.v.	Netherlands
A.H.E. Alexander Howden de Espana S.A.	Spain
A/S Assurance	Norway
ABS Insurance Agency Ltd.	United Kingdom
ACGMGA Corp.	Texas
ACN 004 192 394 Pty. Ltd.	Australia
ACN 006 278 226	Australia
ACN 008 497 318	Australia
ACN 051 158 984	Australia
ACN 075 486 243	Australia
ACN 079 003 553	Australia
Administradora Centurion Ltda	Colombia
Admiseg SA	Argentina
Advanced Risk Management Techniques, Inc.	California
Affinity Insurance Services, Inc.	Pennsylvania
Agencia Interoceanica de Subscripcion y Administracion S. A.	Mexico
AGISA, S.A.	Mexico
Agostini Insurance Brokers Ltd.	Trinidad
Agricola Training Limited	United Kingdom
Agricola Underwriting Management Limited	New Zealand
Agricola Underwriting Management Pty Ltd.	Australia
Agricultural Risk Management (Pacific) Ltd	New Zealand
Agricultural Risk Management Argentina S.A.	Argentina
Agricultural Risk Management Chile	Chile
Agricultural Risk Management Pty. Ltd.	Australia
Agricultural Risk Management, Limited	United Kingdom
Agte Gebruder GmbH	Germany
AHG Far East Ltd.	Hong Kong
AHOH (Bermuda) Limited	Bermuda
Aidec Ciskei (Pty) Ltd.	South Africa
Aidec Gazankulu (Pty) Limited	South Africa
Aidec Kangwane (Pty) Limited	South Africa
Aidec Kwandebele (Pty) Limited	South Africa
Aidec Lebowa (Pty) Limited	South Africa
Aidec M.I.B. North West (Pty) Limited	South Africa
Aidec Venda (Pty) Limited	South Africa
Air-Con Solution Ltd.	Thailand
Aircrew Underwriting Agencies Ltd.	United Kingdom
Airscope Insurance Services Limited	United Kingdom
AIS Affinity Insurance Agency of New England, Inc.	Massachusetts
AIS Affinity Insurance Agency, Inc.	California
AIS Insurance Agency, Inc.	Washington
AIS Management Corporation	California
Alexander & Alexander (C.I.) Limited	Guernsey
Alexander & Alexander (Hong Kong) Holdings Limited	Hong Kong
Alexander & Alexander (Ireland) Limited	Ireland
Alexander & Alexander (Isle of Man) Limited	United Kingdom
Alexander & Alexander (Malaysia) Sdn. Bhd.	Malaysia
Alexander & Alexander Asia Holdings Pte. Ltd.	Singapore
Alexander & Alexander B.V.	Netherlands
Alexander & Alexander Consultants S.A.	France
Alexander & Alexander Corretores e Consultores de Seguros Lda.	Portugal
Alexander & Alexander Europe Ltd.	United Kingdom
Alexander & Alexander Far East Partners JV	Hong Kong
Alexander & Alexander Galicia, S.A.	Spain

Alexander & Alexander Group (Proprietary) Limited	South Africa
Alexander & Alexander Holdings B.V.	Netherlands
Alexander & Alexander Insurance Brokers Ltd. Poland	Poland
Alexander & Alexander International Inc.	Maryland
Alexander & Alexander Limited	United Kingdom
Alexander & Alexander Ltd.	Fiji
Alexander & Alexander Middle East Limited	Bermuda
Alexander & Alexander of Colombia Ltda.	Colombia
Alexander & Alexander of Texas (Partnership)	Texas
Alexander & Alexander of Virginia, Inc.	Virginia
Alexander & Alexander of Washington, Inc.	Washington
Alexander & Alexander Pte. Ltd.	Singapore
Alexander & Alexander Risk Management Services Ltd.	Taiwan
Alexander & Alexander Services (India) Pvt. Ltd.	India
Alexander & Alexander Services Canada Inc.	Canada
Alexander & Alexander Services UK Limited	Scotland
Alexander & Alexander Trustee Jersey Ltd.	Jersey, Channel Islands
Alexander & Alexander U.K. Pension Trustees Ltd.	United Kingdom
Alexander & Davidson de Colombia LTDA.	Colombia
Alexander Administration Services Ltd.	Isle of Man
Alexander Clay	United Kingdom
Alexander Clay Communications Limited	United Kingdom
Alexander Consulting Groep B.V.	Netherlands
Alexander Coyle Hamilton Ltd.	Ireland
Alexander Financial Services Limited	Scotland
Alexander Hellas E.P.E.	Greece
Alexander Howden (Hellas) Ltd.	Guernsey
Alexander Howden (Kazakhstan) Ltd.	Kazakhstan
Alexander Howden Asia Pacific Ltd.	United Kingdom
Alexander Howden de Espana	Spain
Alexander Howden Del Peru S.A. Reinsurance Brokers	Peru
Alexander Howden Energy & Partners Scandinavia	Norway
Alexander Howden Far East Pte. Ltd.	Singapore
Alexander Howden Group (Asia) Pte. Ltd.	Singapore
Alexander Howden Group (Bermuda) Limited	Bermuda
Alexander Howden Group Agency Management Limited	UK
Alexander Howden Group Far East Ltd.	Hong Kong
Alexander Howden Holdings Limited	United Kingdom
Alexander Howden Insurance Services of Texas, Inc.	Texas
Alexander Howden International Limited	United Kingdom
Alexander Howden Leasing Ltd.	United Kingdom
Alexander Howden Limited	United Kingdom
Alexander Howden North America, Inc.	Georgia
Alexander Howden North America, Inc.	Massachusetts
Alexander Howden North America, Inc.	New York
Alexander Howden North America, Inc.	Ohio
Alexander Howden North America, Inc.	Texas
Alexander Howden Ossa De Colombia SA	Colombia
Alexander Howden Previsionales y Personas Ltda.	Colombia
Alexander Howden Reinsurance Intermediaries, Inc.	New York
Alexander Howden UK Limited	United Kingdom
Alexander Howden Underwriting Limited	United Kingdom
Alexander Howden Y Asociados S.A. de C.V.	Mexico
Alexander Insurance Managers (Barbados) Ltd.	Barbados
Alexander Insurance Managers (Cayman) Ltd.	Cayman Islands
Alexander Insurance Managers (Dublin) Ltd.	Ireland
Alexander Insurance Managers (Holdings) Ltd.	Guernsey
Alexander Insurance Managers (Isle of Man) Ltd.	Isle of Man
Alexander Insurance Managers (Jersey) Ltd.	Jersey, Channel Islands
Alexander Insurance Managers (Luxembourg) S.A.	Luxembourg
Alexander Insurance Managers Ltd.	Bermuda
Alexander Insurance Managers N.V.	Netherland Antilles

Alexander Lippo (Hong Kong) Ltd.	Hong Kong
Alexander PFV (Proprietary) Limited	South Africa
Alexander R.M.C. Brown Partners Ltd.	Australia
Alexander Reinsurance Intermediaries, Inc.	New York
Alexander Stenhouse & Partners Limited	Scotland
Alexander Stenhouse Australia Holdings Ltd.	Australia
Alexander Stenhouse Belgium International	Belgium
Alexander Stenhouse Limited	United Kingdom
Alexander Stenhouse Magee Limited	Ireland
Alexander Stenhouse Management Services Ltd.	Scotland
Alexander Stenhouse Risk Management S.A.	Spain
Alexander Underwriting Agencies Limited	Bermuda
Alexander Underwriting Services Limited	United Kingdom
Alexander, Ayling, Barrios & Cia, S.A.	Argentina
Algemeen Asurantiekantoor van 1863 Justin van de Port bv	Netherlands
Allen Insurance Associates, Inc.	California
Alternative Market Operations (Aust) Pty. Ltd.	Australia
AMC Worldwide Limited	United Kingdom
American Insurance Services Corp.	Texas
American Risk Management Corp.	Ohio
American Special Risk Insurance Company	Delaware
AMO S.r.L	Italy
Anchor Reinsurance Company, Ltd.	Bermuda
Anchor Underwriting Managers, Ltd.	Bermuda
Andes Global Ltd.	Brit. Virgin Islands
Anglo-Swiss Reinsurance Brokers Ltd.	Switzerland
Anistics Ltd.	United Kingdom
ANR Engineering Limited	United Kingdom
Anscor Insurance Brokers Inc.	Philippines
Aon (Bermuda) Ltd.	Bermuda
Aon (Panama) Ltd. S.A.	Panama
Aon (Thailand) Ltd.	Thailand
Aon 03 Limited	United Kingdom
Aon 04 Limited	United Kingdom
Aon 2004 Limited	United Kingdom
Aon 99 Limited	United Kingdom
Aon Adjudication Services Limited	United Kingdom
Aon Administration Inc.	Delaware
Aon Administrative Services (Phils.) Corp.	Philippines
Aon Administrative Services Corp.	California
Aon Advisors (UK) Limited	United Kingdom
Aon Advisors, Inc.	Virginia
Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda.	Brazil
Aon Aisa Ltd.	Hong Kong
Aon Alexander & Alexander nv	Belgium
Aon Alexander Clay Limited	United Kingdom
Aon Alexander Limited	United Kingdom
Aon Alliance Insurance Agency, Inc.	Tennessee
Aon Andueza Nikols, Corredores de Seguros S.A.	Chile
Aon Annuities and Insurance Services, Inc.	California
Aon Antillen nv	Netherland Antilles
Aon Artscope Kunstversicherungsmakler GmbH	Germany
Aon Aruba nv	Netherland Antilles
Aon Asia Insurance Services bv	Netherlands
Aon Assist Argentina S.A.	Argentina
Aon Assurances Credit SA	France
Aon Aviation, Inc.	Illinois
Aon Bain Hogg Limited	United Kingdom
Aon Belgium nv	Belgium
Aon Benefit Services, Inc.	Massachusetts
Aon BEP Inc.	Quebec
Aon Brasil Resseguros Ltda.	Brazil

Aon Brazil Corretores de Seguros Ltda.	Brazil
Aon Broker Services, Inc.	Illinois
Aon Broking Services S.A.	Argentina
Aon Canada Inc.	Canada
Aon Capital A	Delaware
Aon Capital Advisors LLC	Delaware
Aon Capital Managers, LLC	Delaware
Aon Capital Partners, Inc.	Delaware
Aon Capital Services Limited	United Kingdom
Aon Captive Management, Ltd.	U.S. Virgin Islands
Aon Captive Services (Nederland) bv	Netherlands
Aon Captive Services Antilles nv	Netherland Antilles
Aon Captive Services Aruba nv	Netherland Antilles
Aon Centurion S.A. Corredores de Seguros	Colombia
Aon Ceska republika spol. s.r.o.	Czech Republic
Aon Club Shopper Limited	United Kingdom
Aon Colombia S.A. Corredores de Seguros	Colombia
Aon Commercial Risks Hong Kong Ltd.	Hong Kong
Aon Communications, Inc.	Delaware
Aon Conseil et Courtage	France
Aon Conseil, Assurances de Personnes SA	France
Aon Consulting & Insurance Services	California
Aon Consulting (Malaysia) Sdn Bhd.	Malaysia
Aon Consulting (Singapore) Pte. Ltd.	Singapore
Aon Consulting Agency, Inc.	Texas
Aon Consulting Argentina S.A.	Argentina
Aon Consulting Belgium SA	Belgium
Aon Consulting Chile Limitada	Chile
Aon Consulting Compensation & Benefits Limited	United Kingdom
Aon Consulting Consultores de Seguros Ltda.	Brazil
Aon Consulting Financial Services Limited	United Kingdom
Aon Consulting Financial Services Limited	United Kingdom
Aon Consulting GmbH	Germany
Aon Consulting Group Limited	United Kingdom
Aon Consulting Hong Kong Ltd.	Hong Kong
Aon Consulting Inc.	Canada
Aon Consulting Limited	United Kingdom
Aon Consulting Nederland cv	Netherlands
Aon Consulting New Zealand Ltd.	New Zealand
Aon Consulting Pty Limited	Australia
Aon Consulting S.A.	Colombia
Aon Consulting South Africa (Pty) Ltd.	South Africa
Aon Consulting Thailand Ltd.	Thailand
Aon Consulting Worldwide, Inc.	Maryland
Aon Consulting, Inc.	Florida
Aon Consulting, Inc.	New Jersey
Aon Consulting, Inc.	New York
Aon Consulting, Inc.	Ohio
Aon Consulting, Inc.	Texas
Aon Consulting, Inc. of Arizona	Arizona
Aon Consulting, Inc. of New Jersey (DE)	Delaware
Aon Consulting, Limited	Quebec
Aon Corporation Australia Limited	Australia
Aon CSC Corredores de Reaseguros Limitada	Chile
Aon Denmark A/S	Denmark
Aon Direct Group Inc.	Canada
Aon Eesti AS	Estonia
Aon Employee Risk Solutions Limited	United Kingdom
Aon Entertainment Risk Services Limited	United Kingdom
Aon Finance Limited	United Kingdom
Aon Finance US 1, LLC	Delaware
Aon Finance US 2, LLC	Delaware

Aon Financial Advisor Services Pty. Limited	Australia
Aon Financial Planning & Protection Pty. Ltd.	Australia
Aon Financial Planning Ltd.	Australia
Aon Financial Products, Inc.	Delaware
Aon Financial Services Australia Holdings Limited	Australia
Aon Financial Services Australia Limited	Australia
Aon Financial Services Group of Colorado, Inc.	Colorado
Aon Financial Services Group of New York, Inc.	New York
Aon Financial Services Group, Inc.	California
Aon Financial Services Group, Inc.	Illinois
Aon Financial Services Group, Inc.	Pennsylvania
Aon Financial Services Group, Inc.	Texas
Aon Financial Services Limited	United Kingdom
Aon Financial Services, Inc.	Delaware
Aon Finland OY	Finland
Aon Forfaiting Limited	United Kingdom
Aon France S.A.	France
Aon Funds	Delaware
Aon General Consulting Ltda.	Brazil
Aon Gil y Carvajal Correduria de Seguros, SA	Spain
Aon Gil y Carvajal Flotas, SA	Spain
Aon Gil y Carvajal Portugal—Corretores de Seguros SA	Portugal
Aon Global Risk Consultants Limited	United Kingdom
Aon Global Services Inc.	Ontario
Aon Grieg AS	Norway
Aon Grieg P&I AS	Norway
Aon Groep Nederland bv	Netherlands
Aon Group (Bermuda) Ltd.	Bermuda
Aon Group (Thailand) Ltd.	Thailand
Aon Group Australia Limited (Australia)	Australia
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda	UK
Aon Group Ecuador S.A. Intermediaria de Reaseguros	Ecuador
Aon Group Limited de Argentina S.A.	Argentina
Aon Group Limited de Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
Aon Group Ltd. Peru S.A.	Peru
Aon Group New Zealand Ltd.	New Zealand
Aon Group Nominee Pty. Ltd.	Australia
Aon Group Venezuela, Corretaje de Reaseguro, C.A.	Venezuela
Aon Group, Inc.	Maryland
Aon Hamond & Regine, Inc.	New York
Aon Hazard Limited	United Kingdom
Aon Health Services Inc.	Texas
Aon Healthcare Alliance Limited	United Kingdom
Aon Hellas A.E.	Greece
Aon Holdings Antillen nv	Netherland Antilles
Aon Holdings Australia Pty Limited	Australia
Aon Holdings Belgium SA	Belgium
Aon Holdings bv	Netherlands
Aon Holdings Corretores de Seguros Ltda	Brazil
Aon Holdings Hong Kong Limited	Hong Kong
Aon Holdings International BV	Netherlands
Aon Holdings New Zealand Ltd.	New Zealand
Aon Holdings UK Limited	England
Aon Home Warranty Services, Inc.	Delaware
Aon Hong Kong Ltd.	Hong Kong
Aon Horizon Consultants, Inc.	New York
Aon Hudig Groningen bv	Netherlands
Aon Hudig Hengelo bv	Netherlands
Aon Hudig Nijmegen bv	Netherlands
Aon Hudig Noordwijk bv	Netherlands
Aon Hudig Tilburg bv	Netherlands
Aon Hudig Venlo bv	Netherlands

Aon Hudig-Schreinemacher vof	Netherlands
Aon Human Capital Services, LLC	Delaware
Aon India Limited	United Kingdom
Aon Innovative Solutions, Inc.	Missouri
Aon Insurance Agencies Pte Ltd	Singapore
Aon Insurance Management Agencies (Hong Kong) Ltd.	Hong Kong
Aon Insurance Management Services—Virgin Islands, Inc.	U.S. Virgin Islands
Aon Insurance Managers (Antilles) nv	Netherland Antilles
Aon Insurance Managers (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Guernsey) Ltd.	Guernsey
Aon Insurance Managers (Singapore) Pte. Ltd.	Singapore
Aon Insurance Managers (USA) Inc.	Vermont
Aon Insurance Micronesia (Guam) Inc.	Guam
Aon Insurance Services	California
Aon Insurance Services, Inc.	Pennsylvania
Aon Intermediaries (Bermuda) Ltd.	Bermuda
Aon Intermediaries Limited	United Kingdom
Aon International bv	Netherlands
Aon International Construction S.p.A.	Italy
Aon Investment Consulting Inc.	Florida
Aon Italia S.p.A.	Italy
Aon Jauch & Hubener Consulting GmbH	Germany
Aon Jauch & Hubener GmbH	Germany
Aon Jauch & Hubener Holdings Gmbh	Germany
Aon Jauch & Hubener Privates Vorsorgemanagement GmbH	Germany
Aon Jauch & Hubener Versicherungsconsulting Ges. mbH	Austria
Aon Jauch & Hubener Verwaltungs- GmbH	Germany
Aon Korea, Inc.	Korea
Aon Life Agency of Texas, Inc.	Texas
Aon Limited	United Kingdom
Aon Lumley Consulting (Pty) Ltd.	South Africa
Aon Lumley South Africa (Pty) Ltd.	South Africa
Aon Magyarorszag Alkusz Kft.	Hungary
Aon makelaars in assurantien bv	Netherlands
Aon Malawi Ltd.	Malawi
Aon Malta Ltd.	Malta
Aon Middle East	United Arab Emirates
Aon Minet Insurance Brokers Ltd.	Kenya
Aon Minet Ltd.	New Zealand
Aon Mozambique Ltd.	Mozambique
Aon Natural Resources Asia Ltd.	Labuan
Aon Natural Resources South Africa (Pty) LTd.	South Africa
Aon Nederland cv	Netherlands
Aon Netherlands bv	Netherlands
Aon New Jersey Holding Corporation	New Jersey
Aon Nikols Adriatica Srl	Italy
Aon Nikols Chile bv	Netherlands
Aon Nikols Colombia Holdings SA	Colombia
Aon Nikols International Sarl.	Brit. Virgin Islands
Aon Nikols International Sarl.	Luxembourg
Aon Nikols Latin America bv	Netherlands
Aon Nikols N.E. SpA	Italy
Aon Nikols NBB Srl	Italy
Aon Nikols Srl	Italy
Aon Nikols Torino Srl.	Italy
Aon Nominees Limited	United Kingdom
Aon Ossa Limitada, Corredores de Reaseguros	Colombia
Aon Overseas Holdings Limited	United Kingdom
Aon OWA Insurance Services GmbH & Co.	Germany
Aon OWA Verwaltungs GmbH	Germany
Aon Parizeau Inc.	Canada
Aon Partnership Limited	United Kingdom

Aon Pension Trustees Limited	United Kingdom
Aon PHI Acquisition Corporation of California	California
Aon Polska sp.z.o.o.	Poland
Aon Previsonals y Personas Ltda, Corredores de Reaseguros y Consultores	Colombia
Aon Private Risk Management Insurance Agency, Inc.	Illinois
Aon Properties Limited	United Kingdom
Aon Pyramid International Limited	United Kingdom
Aon Re (Thailand) Ltd.	Thailand
Aon Re Africa (Pty) Ltd.	South Africa
Aon Re Asia Pte. Ltd.	Singapore
Aon Re Belgium nv	Belgium
Aon Re Canada Inc.	Canada
Aon Re China Ltd.	Hong Kong
Aon Re Colombia Ltda. Corredores de Seguros	Colombia
Aon Re Corretagem de Resseguros, S.A.	Portugal
Aon Re Iberia SA	Spain
Aon Re Inc.	Illinois
Aon Re Italia S.r.l	Italy
Aon Re Latinoamericana, S.A.	Mexico
Aon Re Mexico	Mexico
Aon Re Netherlands cv	Netherlands
Aon Re Non-Marine Limited	United Kingdom
Aon Re Panama, S.A.	Panama
Aon Re Special Risks Limited	United Kingdom
Aon Re Worldwide, Inc.	Delaware
Aon Realty Services, Inc.	Pennsylvania
Aon Reed Stenhouse Inc.	Canada
Aon Reinsurance Australia Limited (Australia)	Australia
Aon Risconcept Inc.	Canada
Aon Risk Consultants (Bermuda) Ltd.	Bermuda
Aon Risk Consultants (Europe) Limited	United Kingdom
Aon Risk Consultants bv	Netherlands
Aon Risk Consultants, Inc.	Illinois
Aon Risk Management Services Italia srl.	Italy
Aon Risk Managers, Inc.	Illinois
Aon Risk Resources Insurance Agency, Inc.	Illinois
Aon Risk Resources Limited	United Kingdom
Aon Risk Resources, Inc.	Delaware
Aon Risk Services (Barbados) Ltd.	Barbados
Aon Risk Services (Cayman) Ltd.	Cayman Islands
Aon Risk Services (Chile) S.A.	Chile
Aon Risk Services (Europe) S.A.	Luxembourg
Aon Risk Services (Fiji) Ltd.	Fiji
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois
Aon Risk Services (Ireland) Limited	Ireland
Aon Risk Services (Solomon Islands) Ltd.	Australia
Aon Risk Services (Thailand) Ltd.	Thailand
Aon Risk Services (Vanuatu) Ltd.	Vanuatu
Aon Risk Services (Western Samoa) Ltd.	American Samoa
Aon Risk Services Agentes de Seguros y de Fianzas S.A. de C.V.	Mexico
Aon Risk Services Argentina SA	Argentina
Aon Risk Services Australia Ltd.	Australia
Aon Risk Services Canada Inc.	Canada
Aon Risk Services Colombia S.A. Corredores de Seguros	Colombia
Aon Risk Services Companies, Inc.	Maryland
Aon Risk Services Do Brazil Corretores de Seguros Ltda.	Brazil
Aon Risk Services Holdings (Chile) Ltda.	Chile
Aon Risk Services Holdings UK Limited	United Kingdom
Aon Risk Services International (Holdings) Inc.	Delaware
Aon Risk Services International Limited	United Kingdom
Aon Risk Services Japan Ltd.	Japan

Aon Risk Services Limited	United Kingdom
Aon Risk Services New Zealand Ltd.	United Kingdom
Aon Risk Services New Zealand Pty. Ltd.	New Zealand
Aon Risk Services of Missouri, Inc.	Missouri
Aon Risk Services of Texas, Inc.	Texas
Aon Risk Services PNG Pty. Ltd.	Papau New Guinea
Aon Risk Services Singapore (Insurance Brokers) Pte. Ltd.	Singapore
Aon Risk Services Solomon Islands Ltd.	Solomon Islands
Aon Risk Services Taiwan Ltd.	Taiwan
Aon Risk Services UK Limited	United Kingdom
Aon Risk Services Venezuela, Corretaje de Seguros, C.A.	Venezuela
Aon Risk Services, Inc. of Arizona	Arizona
Aon Risk Services, Inc. of Arkansas	Arkansas
Aon Risk Services, Inc. of Central California Insurance Services	California
Aon Risk Services, Inc. of Colorado	Colorado
Aon Risk Services, Inc. of Connecticut	Connecticut
Aon Risk Services, Inc. of Florida	Florida
Aon Risk Services, Inc. of Georgia	Georgia
Aon Risk Services, Inc. of Hawaii	Hawaii
Aon Risk Services, Inc. of Idaho	Idaho
Aon Risk Services, Inc. of Illinois	Illinois
Aon Risk Services, Inc. of Indiana	Indiana
Aon Risk Services, Inc. of Kansas	Kansas
Aon Risk Services, Inc. of Kentucky	Kentucky
Aon Risk Services, Inc. of Louisiana	Louisiana
Aon Risk Services, Inc. of Maryland	Maryland
Aon Risk Services, Inc. of Massachusetts	Massachusetts
Aon Risk Services, Inc. of Michigan	Michigan
Aon Risk Services, Inc. of Minnesota	Minnesota
Aon Risk Services, Inc. of Montana	Montana
Aon Risk Services, Inc. of Nebraska	Nebraska
Aon Risk Services, Inc. of Nevada	Nevada
Aon Risk Services, Inc. of New Jersey	New Jersey
Aon Risk Services, Inc. of New Mexico	New Mexico
Aon Risk Services, Inc. of New York	New York
Aon Risk Services, Inc. of Northern California Insurance Services	California
Aon Risk Services, Inc. of Ohio	Ohio
Aon Risk Services, Inc. of Oklahoma	Oklahoma
Aon Risk Services, Inc. of Oregon	Oregon
Aon Risk Services, Inc. of Pennsylvania	Pennsylvania
Aon Risk Services, Inc. of Rhode Island	Rhode Island
Aon Risk Services, Inc. of Southern California Insurance Services	California
Aon Risk Services, Inc. of Tennessee	Tennessee
Aon Risk Services, Inc. of the Carolinas	North Carolina
Aon Risk Services, Inc. of Utah	Utah
Aon Risk Services, Inc. of Virginia	Virginia
Aon Risk Services, Inc. of Washington	Washington
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Services, Inc. of Wisconsin	Wisconsin
Aon Risk Services, Inc. of Wyoming	Wyoming
Aon Risk Technologies, Inc.	Delaware
Aon Rus Limited Liability Company	Russia
Aon S.G.C.A. SA	France
Aon S.p.A.	Italy
Aon Saudi Arabia E.C.	Bahrain
Aon Securities Corporation	New York
Aon Select Limited	United Kingdom
Aon Service Corporation	Illinois
Aon Services Group Limited	United Kingdom
Aon Services Group, Inc.	Delaware
Aon Sigorta Brokerlik ve Musavirlik AS	Turkey

Aon Slovensko spol.s r.o.	Slovak Republic
Aon Solutions, Inc.	Delaware
Aon South Africa (Pty) Ltd.	South Africa
Aon Southern Europe b.v.	Netherlands
Aon Space SA	France
Aon Space, Inc.	District of Columbia
Aon Special Risk Resources, Inc.	Delaware
Aon Special Risks, Inc.	Illinois
Aon Specialty Re, Inc.	Illinois
Aon Stockholm AB	Sweden
Aon Superannuation Pty Limited	Australia
Aon Sweden AB	Sweden
Aon Tanzania Ltd.	Tanzania
Aon Technical Insurance Services, Inc.	Illinois
Aon Trade Credit Insurance Brokers S.r.l.	Italy
Aon Trade Credit Limited	United Kingdom
Aon Trade Credit, Inc.	Illinois
Aon Trust Corporation Limited	United Kingdom
Aon UK Holdings Intermediaries Limited	England
Aon UK Limited	United Kingdom
Aon UK Trustees Limited	United Kingdom
Aon Underwriting Agencies (Hong Kong) Ltd.	Hong Kong
Aon Vietnam	Vietnam
Aon Vietnam Limited	Vietnam
Aon WACUS Kreditversicherungsmakler GmbH & Co. KG	Germany
Aon WACUS Verwaltungs GmbH	Germany
Aon Warranty Group Europe Limited	United Kingdom
Aon Warranty Group Limited (UK)	United Kingdom
Aon Warranty Group, Inc.	Illinois
Aon Warranty Korea, Inc.	Korea
Aon Warranty Services (Thailand) Co. Ltd.	Thailand
Aon Warranty Services de Mexico S.A. de C.V.	Mexico
Aon Warranty Services do Brasil Ltda.	Brazil
Aon Warranty Services, Inc.	Illinois
Aon Wealth Management Inc.	Canada
Aon/Albert G. Ruben Company (New York) Inc.	New York
Aon/Albert G. Ruben Insurance Services, Inc.	California
Aon/Brockinton Agency of Texas, Inc.	Texas
Aon/Saiz Limitada Barranquilla Corredores de Seguros	Colombia
Aon-COFCO Insurance Brokers Co. Limited	China
Aongyc—Resseguros e Consultores de Seguros, Lda	Portugal
Aon-Lihou-Uzbekinsurance Limited	Republic of Uzbekistan
AOPA Insurance Agency, Inc.	Maryland
APAC (Alliance Pour l'Assurance Credit) Sarl	France
APS International Limited	United Kingdom
APS Life & Pensions Limited	United Kingdom
Argenbroker Buenos Aires	Argentina
ARM Agriculture Risk Management Argentina SA	Argentina
ARM COVERAGE INC.	New York
ARM International Corp.	New York
ARM International Insurance Agency Corp.	Ohio
ARMRISK CORP.	New Jersey
ARMRISK CORP.	New York
ARS (PNG) Ltd.	Australia
ARS Ecuador S.A. Agencia Asesora Productora de Seguros (ARSE)	Ecuador
ARS Holdings, Inc.	Louisiana
Artemis Securities Ltd.	Guernsey
Artscope Insurance Services Limited	United Kingdom
Artscope International Insurance Services Limited	United Kingdom
Ascom Nijmegen B.V.	Netherlands
ASCOMIN S.A.	Belgium
Asesores y Corredores De Seguros, S.A.	Republica Dominica

Asharo bv	Netherlands
Asian American Finance Limited	Bermuda
Asian Reinsurance Underwriters Limited	Hong Kong
Assekurazkontor fur Industrie und Verkehr GmbH	Germany
Asset Security Managers Limited	United Kingdom
Assidoge Srl	Italy
Associated Brokers International	Zimbabwe
Associated Fund Adminstrators Botswana (Pty) Limited	Botswana
Associated Ins. Broker of Botswana	Botswana
Associates Dealer Group of Bellevue, Washington, Inc.	Washington
Association of Rural and Small Town Americans	Missouri
Assurance et Courtages Reunis pour la Gestion—ACR Gestion SAS	France
Assurantie Groep Langeveldt c.v.	Netherlands
Atlanta International Insurance Company	New York
AUM Group Limited	United Kingdom
Auto Insurance Specialists, Incorporated	California
Automotive Insurance Agency, Inc.	Texas
Automotive Insurance Purchasing Group, Inc.	Texas
Automotive Warranty Services of Florida, Inc.	Florida
Automotive Warranty Services, Inc.	Delaware
AV Agrar Versicherungsdienst GmbH	Germany
AWS Warranty Services of Canada, Inc.	Canada
AWS Warranty Services of Quebec, Inc.	Ontario
Axiom Consulting Limited	England
Ayala Aon Insurance Brokers, Inc.	Philippines
Ayala-Bain Insurance Company	Philippines
B E P International (Canada) Holding Inc.	Canada
B E P International Corp.	New Jersey
B E P International Holding Inc.	Canada
B.L. Carnie Hogg Robinson Ltd.	United Kingdom
B.N.H. Group Ltd.	United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder	Netherlands
Bailiwick Consultancy & Management Co. Ltd.	Guernsey
Bain Clarkson (UK) Limited	United Kingdom
Bain Clarkson Consulting AB	Sweden
Bain Clarkson Forsakringskonsult AB, Stockholm	Sweden
Bain Clarkson Limited	United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.	United Kingdom
Bain Clarkson R.B. Ltd.	United Kingdom
Bain Clarkson Underwriting Management Ltd.	United Kingdom
Bain Dawes (London) Ltd.	United Kingdom
Bain Hogg Australia (Holdings) Ltd.	Australia
Bain Hogg Australia Investments (Australia) Pty Ltd.	Australia
Bain Hogg Australia Ltd.	Australia
Bain Hogg Brokers Espana SA	Spain
Bain Hogg Chile S.A. Corredoros de Reasguro	Chile
Bain Hogg Colombiana Ltd.	Colombia
Bain Hogg Group Limited	United Kingdom
Bain Hogg Holdings Limited	United Kingdom
Bain Hogg Insurance Brokers Kenya Ltd.	Kenya
Bain Hogg Insurance Management (Guernsey) Ltd.	Guernsey
Bain Hogg Intermediario de Reaseguro SA de CV	Mexico
Bain Hogg International Holdings Ltd.	United Kingdom
Bain Hogg International Ltd.	United Kingdom
Bain Hogg Ltd.	United Kingdom
Bain Hogg Management Ltd.	United Kingdom
Bain Hogg Pensions Pty Ltd.	Australia
Bain Hogg Robinson Pty Ltd.	Australia
Bain Hogg Russian Insurance Brokers Ltd.	Russia
Bain Hogg Trustees Ltd.	United Kingdom
Bain Hogg Uganda Ltd.	Uganda
Bain Hogg Venezolana SA	Venezuela

Banca Seguros Colon, S.A.	Colombia
Bankassure Insurance Services Limited	United Kingdom
Barros & Carrion, Inc.	Puerto Rico
BEC Insurance Services Limited	United Kingdom
Bekouw Mendes C.V.	Netherlands
Bekouw Mendes Reinsurance B.V.	Netherlands
Bekouw Mendes Risk Management B.V.	Netherlands
Bell Nicholson Henderson (Holdings) Ltd.	United Kingdom
Bell Nicholson Henderson Ltd.	United Kingdom
BHN Unit Trust	Australia
Bing S.A.	Argentina
Black Portch & Swain (Financial Services) Ltd.	United Kingdom
Bloemers & Co. Herverzekering bv	Netherlands
Blom & Van der Aa BV	Netherlands
Blom & Van der Aa Holding BV	Netherlands
Boels & Begault Luxembourg S.a.r.l.	Luxembourg
Boels & Begault Vlaanderen S.A.	Belgium
Bonnor & Company A/S	Denmark
Bowes & Company, Inc., of New York	New York
Bowring and Minet (Swaziland) (Pty) Ltd.	Swaziland
Brichetto Corretora de Seguros S/C Ltda	Brazil
British Continental and Overseas Agencies (BCOA) SA	France
Broadgate Holdings Limited	United Kingdom
Broadgate Insurance Brokers Ltd.	United Kingdom
Brons Orobio Groep B.V.	Netherlands
Brons Van Lennep B.V.	Netherlands
Brons Van Lennep Den Haag B.V.	Netherlands
Bruno Sforni S.p.A.	Italy
Bruns Ten Brink & Co. b.v.	Netherlands
Bruns Ten Brink Herverzekeringen b.v.	Netherlands
Bryson Associates Incorporated	Pennsylvania
Budapest Pension Fund Company	Hungary
Burlington Insurance Services Ltd.	United Kingdom
Burnie Enterprises Pty. Ltd.	Papau New Guinea
bv Algemeen Asurantiekantoor Schreinemacher	Netherlands
C A Robinson & Partners Ltd.	United Kingdom
C.I.C. Realty, Inc.	Illinois
Cabinet Joos SARL	France
Caleb Brett Iberica, S.A.	Spain
CALENDONIAN Management Ltd.	Isle of Man
Cambiaso Risso & Co. (Assicuriazioni Napoli)	Italy
Cambiaso Risso & Co. (Assicuriazioni) Srl	Italy
Cambiaso Risso & Co. SA	Italy
Cambridge Integrated Services Limited	United Kingdom
Cambridge Integrated Services Victoria Pty Ltd.	Australia
Camperdown 100 Limited	United Kingdom
Camperdown 101 Limited	United Kingdom
Camperdown 102 Limited	United Kingdom
Cananwill Australia Pty Ltd	Australia
Cananwill Canada Limited	Ontario
Cananwill Corporation	Delaware
Cananwill Europe Limited	United Kingdom
Cananwill Europe Limited	United Kingdom
Cananwill Premium Credit Trust	Delaware
Cananwill Premium Finance LLC	Delaware
Cananwill Receivables Purchase Facility, L.L.C.	Delaware
Cananwill, Inc.	California
Cananwill, Inc.	Pennsylvania
CAP Managers Ltd.	Bermuda
Carstens & Schues GmbH & Co.	Germany
Carstens & Schues Poland Ltd.	Poland
Carstens & Schues Verwaltungs GmbH	Germany

Catz & Lips B.V.	Netherlands
CCM McGrath Berrigan Ltd.	Ireland
CD Benefit, Inc.	Texas
Celinvest Amsterdam bv	Netherlands
Central Technica SA	Spain
Centris Services Limited	United Kingdom
Centurion, Agente de Seguros, S.A. de C.V.	Mexico
CIA Italia S.R.L.	Italy
CIA Link Ltd.	United Kingdom
CICA SPE, LLC	Delaware
CICA Superannuation Nominees Pty. Ltd.	Australia
CI-Erre Srl	Italy
Citadel Insurance Company	Texas
CJP, Inc.	Delaware
Clarkson Argentine SA	Argentina
Clarkson Puckle Group, Ltd.	Unknown
Clarkson Puckle Holdings Ltd.	United Kingdom
Clarkson Puckle Ibex Ltd.	United Kingdom
Clarkson Puckle Ltd.	United Kingdom
Clarkson Puckle Overseas Holdings Ltd.	United Kingdom
Clay & Partners (1987) Limited	United Kingdom
Clay & Partners Independent Trust Corporation Ltd.	United Kingdom
Clay & Partners Limited	United Kingdom
Clay & Partners Pension Trustees Limited	United Kingdom
CNL Nikols SA	Spain
Coalition Purchasing Group, LLC (Hist)	Delaware
Combined Insurance (Thailand) Limited	Thailand
Combined Insurance Company de Argentina S.A. Compania de Seguros	Argentina
Combined Insurance Company of America	Illinois
Combined Insurance Company of Europe Limited	Ireland
Combined Insurance Company of New Zealand Limited	New Zealand
Combined Life Assurance Company Limited	United Kingdom
Combined Life Assurance Company of Europe Limited	Ireland
Combined Life Insurance Company of Australia Limited	Australia
Combined Life Insurance Company of New York	New York
Combined Seguros Brasil S.A.	Brazil
Combined Seguros Mexico, S.A. de C.V.	Mexico
Combined Service Corporation	Delaware
Combined Specialty Group Europe Limited	United Kingdom
Compagnie Franco-Belge d'Investissement et de Placement	Belgium
Compagnie Metropolotaine de Conseil—CMC SA	France
Compta Assur (SA)	France
Consultoria Vida y Pensiones S.A.	Spain
Consumer Program Administrators, Inc.	Illinois
Continential SA	Spain
Contract & Investment Recoveries Ltd.	United Kingdom
Control de Riesgos, S.A.	Spain
Control y Global Services, S.A.	Spain
Corporation Long Island CA	Venezuela
Correduria de Seguros Gruppo Herrero, S.A.	Spain
CoSec 2000 Limited	United Kingdom
Coughlan General Insurances Limited	Ireland
Couparey Nominees Limited	United Kingdom
Credit Insurance Association (Singapore) Pte Limited	Singapore
Credit Realty Associates	Ohio
CRiON nv	Belgium
Crotty MacRedmond Insurance Limited	Ireland
CRP (Isreal) Limited	United Kingdom
Custom Risk Solutions, LLC (Hist)	New Jersey
Customer Loyalty Institute, Inc.	Michigan
cv 't Huys ter Merwe	Netherlands
CYARSA, Correduria de Reaseguros, S.A.	Spain

CyberU, Inc.	Delaware
D. Hudig & Co. b.v.	Netherlands
DA&A Insurance Agency, Inc.	Texas
Dale Intermediaries Ltd. / Les Intermediaires Dale Ltee	Canada
Dale-Parizeau International Inc.	Canada
Dale-Parizeau Management Ltd.	Bermuda
Dealer Auto Receivables Company, LLC (Hist.)	Delaware
Dealer Development Services, Ltd.	United Kingdom
Dealer Performance, Inc.	Texas
Deanborne Limited	United Kingdom
Denison Pension Trustees Limited	United Kingdom
Denison Pension Trustees Ltd.	United Kingdom
DIH Global Risk Services, LLC	Delaware
Dobson Park L. G. Limited	Guernsey
Document Risk Management Limited	United Kingdom
Dominion Mutual Insurance Brokers Ltd.	Canada
Dormante Holdings Limited	United Kingdom
Downes & Burke (Special Risks) Ltd.	United Kingdom
Dreadnaught Insurance Company Limited	Bermuda
DUO A/S	Norway
E. Lillie & Co. Limited	United Kingdom
Elektrorisk Beheer bv	Netherlands
Elm Lane Limited	United Kingdom
Emerald Specialty Holdings, Inc.	Delaware
Employee Benefit Communications, Inc.	Florida
Energy Insurance Brokers & Risk Management Consultants Ltd.	United Kingdom
Entertainment Managers Insurance Services Ltd	United Kingdom
Entertainment Managers Insurance Services, Inc.	Ontario
ERAS (International) Ltd.	United Kingdom
Ernest A. Notcutt & Co. Ltd.	United Kingdom
Essar Insurance Consultants Ltd.	Taiwan
Essar Insurance Services Ltd.	Hong Kong
European Risk Management Limited	United Kingdom
European Services Ltd.	Malta
Ewbar Limited	United Kingdom
ExcelNet (Guernsey) Ltd.	Guernsey
ExcelNet Ltd.	United Kingdom
Excess Corredores de Reaseguros SA	Chile
EXKO Excess Ruckversicherungs-AG	Germany
EXKO Excess Versicherungsagentur GmbH	Germany
Expert Insurance Company Limited	Thailand
Fabiass S.p.A	Italy
FFG Corporation	Delaware
FFG Insurance Company	Texas
Fielding HR and Benefits Consulting, LLC	Delaware
Figurecheck Limited	United Kingdom
Finance Assurance Conseil—FAC SA	France
Financial & Professional Risk Solutions Insurance Agency, Inc.	California
Financial & Professional Risk Solutions, Inc.	Illinois
FINNCAP	Finland
Finsbury Healthcare Limited	United Kingdom
Firma A.J. Driessen C.V.	Netherlands
First Extended Service Corporation	Texas
First Extended Service Corporation of Florida	Florida
First Extended, Inc.	Delaware
Forsakringsmaklarna Syd KB	Sweden
France Cote D'Afrique	France
France Fenwick Limited	United Kingdom
Frank B. Hall & Co. (N.S.W.) Pty. Ltd.	Australia
Frank B. Hall Re (Latin America) Inc.	Panama
G&C Venezuela. S.A.	Venezuela
Garantie Europeene de Publication S.A.	France

Gardner Mountain & Capel Cure Agencies Limited	United Kingdom
Gardner Mountain Financial Services Ltd.	United Kingdom
Gardner Mountain Trustees Ltd.	United Kingdom
Gateway Alternatives, L.L.C.	Delaware
Gateway Insurance Company, Ltd.	Bermuda
General Service Srl	Italy
Gestas (1995) Inc.	Canada
Gil y Carvajal—Consultores, Lda.	Portugal
Gil y Carvajal Chile Ltda., Corredores de Seguros	Chile
Gil y Carvajal Consultores, S.A.	Spain
Gil y Carvajal Global Services S.A.	Spain
Gil y Carvajal Iberoamerica, S.A.	Spain
Gil y Carvajal Iberoamerica, SA	Peru
Gil y Carvajal S.A. Corredores de Seguros	Colombia
Gil y Carvajal Seguros, SA	Spain
Gil y Carvajal UK Ltd.	United Kingdom
Gil y Carvajal, S.A. Vida y Pensiones	Spain
Gilman Swire Willis Ltd.	Hong Kong
Gilroy Broome & Scrini (Trustees) Ltd.	United Kingdom
Global Entertainment & Media Insurance Agency, L.L.C.	Illinois
Godwins Investments Limited	United Kingdom
Grant Park Capital, LLC	Delaware
Gras Savoye Rumania	Romania
Green Dragon Advisors LLC	Delaware
Greville Baylis Parry & Associates Ltd.	United Kingdom
Greyfriars Marketing Services Pty Ltd.	Australia
Grieg (UK) Limited	United Kingdom
Group Le Blanc de Nicolay SA	France
Groupe-conseil Aon Inc.	Quebec
Groupement Europeen d'Assurances Generales	France
Growth Enterprises Ltd.	Bahamas
Guardrisk Insurance Company Limited	South Africa
Guernsey Nominees (Pty) Limited	Guernsey
Gwelforth Ltd.	United Kingdom
Halford, Shead & Co. Limited	United Kingdom
Hamburger Gesellschaft zur Forderung des Versicherungswesen mbH	Germany
Hans R Schmidt Gmbh	Germany
Hans Rudolf Schmidt EDV Systemhaus GmbH	Germany
Hanse Assekuranz-Vermittlungs GmbH	Germany
Hanseatische Assekuranz Kontor GmbH	Germany
HARB Limited	United Kingdom
Harbour Pacific Holdings Pty Limited	Australia
Harbour Pacific Underwriting Management Pty Limited	Australia
Heerkens Thijsen Groep bv	Netherlands
Heerkens Thijssen & Co. bv	Netherlands
Heerkens Thijssen Caviet vof	Netherlands
Hemisphere Marine & General Assurance Ltd.	Bermuda
HHL (Taiwan) Ltd.	Taiwan
HHL Reinsurance Brokers Pte. Ltd.	Singapore
HHL Reinsurance Services Sdn. Bhd.	Malaysia
HIB Limited	United Kingdom
Highplain Limited	United Kingdom
HL Puckle (Underwriting) Ltd.	United Kingdom
Hobbs & Partners Ltd.	United Kingdom
Hogg Group Limited	United Kingdom
Hogg Group Netherlands BV	Netherlands
Hogg Group Overseas Ltd.	United Kingdom
Hogg Insurance Brokers GmbH	Germany
Hogg Insurance Group SA	Spain
Hogg Robinson & Gardner Mountain (Insurance) Ltd.	United Kingdom
Hogg Robinson (Nigeria) Unlimited	Nigeria
Hogg Robinson (Pvt) Limited	United Kingdom

Hogg Robinson Holdings (Pty) Ltd.	South Africa
Hogg Robinson North America, Inc.	Delaware
Hogg Robinson Services (Kenya) Ltd.	Kenya
Holdco #1, Inc.	Delaware
Holdco #2, Inc.	Delaware
Homeowners' Planning Services, LLC	Delaware
Howden Cover Hispanoamericana (Bermuda) Ltd.	Bermuda
Howden Dastur Reinsurance Brokers (Private) Ltd.	India
Howden Management & Data Services Ltd.	United Kingdom
Howden Sterling Asia Limited	Hong Kong
HRGM 1989 Ltd.	United Kingdom
HRGM Cargo Ltd.	United Kingdom
HRGM Management Services Ltd.	United Kingdom
HRGM Marine Ltd.	United Kingdom
Hudig Langeveldt Pte Ltd.	Singapore
Hudig-Langeveldt (Pensioenbureau) bv	Netherlands
Hudig-Langeveldt (Reinsurance) bv	Netherlands
Hudig-Langeveldt Janson Elffers B.V.	Netherlands
Hudig-Langeveldt Makelaardij in Assurantien bv	Netherlands
Human Relations Strategies Limited	United Kingdom
Huntington T. Block Insurance Agency, Inc.	District of Columbia
Hydrocarbon Risk Consultants Limited	United Kingdom
Ian H. Graham Management, Inc.	California
Ian H. Graham Purchasing Group, Inc.	California
Ian H. Graham, Inc.	California
Ibex Managers Ltd.	Kenya
ICR-Riass Srl	Italy
IMC Group Limited	United Kingdom
Impact Forcasting Limited	United Kingdom
Impact Forecasting, L.L.C.	Illinois
Imperial Investment Company	Cayman Islands
Inchcape Continental Insurance Holdings (Eastern Europe) Ltd.	Cyprus
Inchcape Insurance Agencies (HK) LTd.	Hong Kong
Inchcape Insurance Brokers (HK) Ltd.	Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd	Malaysia
Inchcape Insurance Holdings (HK) Ltd.	Hong Kong
Indemnity Insurance Services (Pty) Limited	South Africa
Industrie Assekuranz Gmbh	Germany
Innovative Services International Limited	United Kingdom
Innovative Services International, L.L.C.	Delaware
Insurance Broking Services (Pty) Limited	Guernsey
Insurance Holdings Africa Ltd.	Kenya
Integrated Risk Resources Limited	United Kingdom
Interbroke Ltd.	Switzerland
Interglobe Management AG	Switzerland
Interims Limited	United Kingdom
International Art & Antique Loss Register Limited	United Kingdom
International Film Finance Limited Partnership	UK
International Industrial Insurances Limited	Ireland
International Insurance Brokers Ltd.	Jamaica
International Medical Rescue Limited	United Kingdom
International Risk (Brokers) Ltd.	Bermuda
International Risk Management (Americas), Inc.	Ohio
International Risk Management (Australia) Pty. Ltd.	Australia
International Risk Management (Barbados) Ltd.	Barbados
International Risk Management (Bermuda) Ltd.	Bermuda
International Risk Management (Cayman) Ltd.	Cayman Islands
International Risk Management (Dublin) Ltd.	Dublin
International Risk Management (Europe) Ltd	United Kingdom
International Risk Management (Guernsey) Ltd.	Guernsey
International Risk Management (Isle of Man) Ltd.	Isle of Man
International Risk Management (Liechtenstein) Ltd	Liechtenstein

International Risk Management (Luxembourg) Ltd.	Luxembourg
International Risk Management (New Zealand) Ltd	New Zealand
International Risk Management (Singapore) Ltd.	Singapore
International Risk Management Group, Ltd.	Bermuda
International Shipowners Mutual Insurance Association Limited	Bermuda
Investment Facility Company Four One Two (Pty) Ltd.	South Africa
Investment Insurance International (Managers) Ltd.	United Kingdom
IOC Reinsurance Brokers Ltd.	Canada
IRBJ Disposition Company	United Kingdom
IRISC (Jersey) Limited	Jersey, Channel Islands
IRISC Claims Management Limited	United Kingdom
IRISC L.L.C.	Delaware
IRM (Canada) Ltd	Canada
IRM France S.A.	France
IRM/GRC Holding Inc.	Delaware
IRMG (U.K.) Holdings Limited	United Kingdom
IRMG Fiscal Representatives Limited	United Kingdom
ISG Administration Services Inc.	Ontario
ISPP Purchasing Group	Missouri
ITA Insurance, Inc.	Utah
J H Minet (Insurance) Limited	Ireland
J H Minet (Inter-Gremium) AG	Switzerland
J H Minet Agencies Ltd.	United Kingdom
J H Minet Puerto Rico Inc.	Puerto Rico
J H Minet Reinsurance Services Limited	United Kingdom
J&H Risk Management Consultants GmbH	Germany
J&H Unison Holdings BV	Netherlands
J&H Vorsorgefonds	Switzerland
J.H. Blades & Co. (Agency), Inc.	Texas
J.H. Blades & Co., Inc.	Texas
J.H. Blades Insurance Services	California
J.K.Battershill Reinsurance Intermediaries, Inc.	Delaware
J.S. Johnson & Co. Ltd.	Bahamas
Janson Green Limited	United Kingdom
Janson Services Limited	United Kingdom
Jaspers Industrie Assekuranz GmbH & Co. KG	Germany
Jauch & Hubener (KG)	Austria
Jauch & Hubener AG	Switzerland
Jauch & Hubener Beratungs AG	Switzerland
Jauch & Hubener CSFR Spol s.r.o.	Slovak Republic
Jauch & Hubener d.o.o.	Slovak Republic
Jauch & Hubener Ges. m.b.H.	Austria
Jauch & Hubener GmbH	Austria
Jauch & Hubener Kft.	Hungary
Jauch & Hubener Management betriebliche Versorgungen	Germany
Jauch & Hubener Personalvorsorgestiftung	Switzerland
Jauch & Hubener Reinsurance Intermediary Services of North America, LLC	New Jersey
Jauch & Hubener Reinsurance Services Ltd.	United Kingdom
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH	Germany
Jauch & Hubener spol sro	Czech Republic
Jenner Fenton Slade (Special Risks) Limited	United Kingdom
Jenner Fenton Slade Group Limited	United Kingdom
Jenner Fenton Slade Limited	United Kingdom
Jenner Fenton Slade Political Risks Limited	United Kingdom
Jenner Fenton Slade Reinsurance Services Limited	United Kingdom
Jenner Fenton Slade Surety and Specie Limited	United Kingdom
Jewellery Replacement Services Limited	United Kingdom
JFC Consulting, Inc.	Delaware
JFS (Sudamerica) SA	Uruguay
JFS Fenchurch Limited	United Kingdom
JFS Greig Fester Limited	United Kingdom
JG Associates Limited	United Kingdom

JG Holdings Limited	United Kingdom
JML-Minet A.G.	Switzerland
John C. Lloyd Reinsurance Brokers Ltd.	Australia
John Scott Insurance Brokers Limited	United Kingdom
Johnson Rooney Welch, Inc.	California
Joost & Preuss GmbH	Germany
Joseph U. Moore, Inc.	Florida
K & K Insurance Brokers, Inc. Canada	Ontario
K & K Insurance Group of Florida, Inc.	Florida
K & K Insurance Group, Inc.	Indiana
K & K of Nevada, Inc.	Nevada
Karl Alt & Co. GmbH	Germany
Keith Rayment & Associates Ltd.	United Kingdom
Keyaction Limited	United Kingdom
Kininmonth Limited	Ireland
Kroller Holdings B.V.	Netherlands
KTW Enterprises, Inc.	New Jersey
Lambent Risk Management Services, LLC	Delaware
Langeveldt de Vos b.v.	Netherlands
Langeveldt Groep B.V.	Netherlands
Laurila, Kauriala & Grig Ltd.	Russia
Le Blanc de Nicolay (Asia) International Pte. Ltd.	Singapore
Le Blanc de Nicolay Asia	Hong Kong
Le Blanc de Nicolay Courtage SA	France
Le Blanc de Nicolay Reassurances SA	France
Le Blanc de Nicolay Ruckversicherungsmakler GmbH	Germany
Leslie & Godwin (C.I.) Limited	Guernsey
Leslie & Godwin (Scotland) Limited	Scotland
Leslie & Godwin (U.K.) Limited	United Kingdom
Leslie & Godwin Financial Risks Limited	United Kingdom
Leslie & Godwin GmbH	Germany
Leslie & Godwin Group Limited	United Kingdom
Leslie & Godwin Insurance Brokers Ltd.	Ontario
Leslie & Godwin International Limited	United Kingdom
Leslie & Godwin Investments Limited	United Kingdom
Leslie & Godwin Limited	United Kingdom
LIB Financial Services Ltd.	United Kingdom
LIB Limited	United Kingdom
Lithia Reinsurance Company, Ltd.	Turks and Caicos
Livewire Group Pty. Ltd. ACN 088 444 964	Australia
LMG Claims Information Network Limited	United Kingdom
LMG Jewellery Claims Service Limited	United Kingdom
London General Holdings Limited	United Kingdom
London General Insurance Company Limited	United Kingdom
London Life Assurance Company Limited	United Kingdom
Loss Management Group Limited	United Kingdom
Lowndes Lambert Insurance Limited	Ireland
Lumley Insurance Brokers (Pty) Ltd.	South Africa
Lumley Municipal & General Insurance Brokers (Natal) (Pty) Ltd.	South Africa
Lumley Municipal & General Insurance Brokers (Orange Free State) (Pty) Ltd.	South Africa
Lumley Municipal & General Insurance Brokers (Pty) Ltd.	South Africa
Lumley Municipal & General Insurance Brokers (Transvaal) (Pty) Ltd.	South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.	South Africa
M Y A Ltda. Asesorias Integrales	Colombia
M Y A Salud Ltda Agentes De Medicina Prepagada	Colombia
M.I. B. Healthcare Services (Pty) Limited	South Africa
M.I.B. Aidec (Pty) Limited	South Africa
M.I.B. Border (Pty) Limited	South Africa
M.I.B. Employee Benefits (Pty) Limited	South Africa
M.I.B. Group (Pty) Limited	South Africa
M.I.B. House Investment (Pty) Limited	South Africa
M.I.B. Property Holdings (Pty) Limited	South Africa

M.I.B. Reinsurance Brokers (Namibia) (Pty) Limited	Namibia
M.I.B. Reinsurance Brokers (Pty) Limited	South Africa
MAB Insurance Services Ltd.	United Kingdom
MacDonagh & Boland Group Limited	Ireland
MacDonagh Boland Beech Hill Limited	Ireland
MacDonagh Boland Crotty MacRedmond Limited	Ireland
MacDonagh Boland Cullen Duggan Limited	Ireland
MacDonagh Boland Foley Woollam Limited	Ireland
Macey Williams Insurance Services Limited	United Kingdom
Macey Williams Limited	United Kingdom
Macquarie Underwriting Pty. Ltd.	United Kingdom
Madison Intermediaries Pty. Limited	Australia
Mahamy Company plc (Aon Iran)	Iran
Management and Regulator Services, Inc.	New York
Mansfeld, Hubener & Partners Gmbh	Germany
Marinaro Dundas SA	Argentina
Marinaro Dundas SA	Uruguay
Martec Australia Pty Limited	Australia
Martec Finance Pty Limited	Australia
Marvyn Hughes International Ltd.	United Kingdom
Max Mattiessen AB	Sweden
MBXC.Com Corp.	New York
McLagan Partners Asia, Inc.	Delaware
McLagan Partners, Inc.	Delaware
Media/Professional Insurance Agency Limited	United Kingdom
Medical Care Management Limited	United Kingdom
Mediterranean Insurance Training Centre	Malta
MEIE Argentina SA	Argentina
Membership Leasing Trust	Delaware
MIB UK (Holdings) Ltd.	United Kingdom
Mibsa Investments (Namibia) (Pty) Limited	Namibia
Minerva Holdings (Pvt) Limited	Zimbabwe
Minet (Taiwan) Ltd.	Taiwan
Minet a.s.	Czech Republic
Minet Africa Holdings Ltd.	United Kingdom
Minet Airport Insurance Services Ltd.	United Kingdom
Minet AS	Norway
Minet Australia Holdings Pty. Ltd.	Australia
Minet Australia Pty. Ltd.	Australia
Minet Benefit Services (International) Ltd.	Guernsey
Minet Botswana (Pty) Ltd.	Botswana
Minet Burn & Roche Pty. Ltd.	Australia
Minet China Ltd.	Hong Kong
Minet Commercial Ltd.	United Kingdom
Minet Consultancy Services Ltd. (Kenya)	Kenya
Minet Consultancy Services Ltd. (UK)	United Kingdom
Minet Direct Marketing Services Ltd.	United Kingdom
Minet Employees' Trust Company Ltd.	United Kingdom
Minet Europe Holdings Ltd.	United Kingdom
Minet Financial Services Ltd.	United Kingdom
Minet Firstbrokers Oy	Finland
Minet Group	United Kingdom
Minet Group Holdings	United Kingdom
Minet Holdings Guernsey Limited	Guernsey
Minet Holdings Inc.	New York
Minet Hong Kong Ltd.	Hong Kong
Minet Inc. (Canada)	Canada
Minet Ins. Brokers (Holdings) (NZ) Ltd.	New Zealand
Minet Ins. Brokers (Zimbabwe) (Pvt) Ltd.	Zimbabwe
Minet Insurance Brokers (Holdings) Ltd.	United Kingdom
Minet Insurance Brokers (Thailand) Ltd	Thailand
Minet Insurance Brokers (Uganda) Limited	Uganda

Minet International (Holdings) Ltd.	United Kingdom
Minet Kingsway (Lesotho) (Pty) Ltd.	Lesotho
Minet Limited	Uganda
Minet Limited	United Kingdom
Minet Lindgren i Helsingborg	Sweden
Minet Members Agency Holdings Ltd.	United Kingdom
Minet New Zealand Ltd.	New Zealand
Minet Nigeria	Nigeria
Minet Nominees Ltd.	United Kingdom
Minet Professional Services (Europe) Ltd.	United Kingdom
Minet Professional Services Ltd. (UK)	United Kingdom
Minet Professional Services Pty. Ltd. (Australia)	Australia
Minet Properties Ltd.	United Kingdom
Minet RAIA Insurance Brokers Limited	Hong Kong
Minet Re (Bermuda) Limited	Bermuda
Minet Re GmbH	Germany
Minet Re International Ltd.	United Kingdom
Minet Re North America, Inc.	Georgia
Minet Risk Services (Barbados) Ltd.	Barbados
Minet Risk Services (Bermuda) Ltd.	Bermuda
Minet Risk Services (Guernsey) Ltd.	Guernsey
Minet Risk Services (Jersey) Ltd.	Jersey, Channel Islands
Minet Risk Services (Singapore) Ltd.	Singapore
Minet Singapore Pte. Ltd.	Singapore
Minet Superannuation Nominee Pty. Ltd.	Australia
Minet Trustees Ltd.	United Kingdom
Minet West Africa Ltd.	United Kingdom
Minet Zambia Limited	Zambia
Minet Zimbabwe (Pvt) Ltd.	Zimbabwe
Minken Properties Ltd.	Kenya
Moes & Caviet Last bv	Netherlands
Motorplan Limited	United Kingdom
MPI Insurance Agency, Inc.	Missouri
Mt. Franklin General Agency	Texas
Muirfield Underwriters, Ltd.	Delaware
N.B. Life Agents, Inc.	New York
N.V. Verzekering Maatschappij Van 1890	Netherlands
National Product Care Company	Illinois
Netherlands Construction Insurance Services Ltd	United Kingdom
New Co. #2 L.L.C.	Delaware
New Co. #4 L.L.C.	Delaware
New Dimensions Underwriting Group, Inc.	Virginia
Nicholson Chamberlain Colls Australia Limited	Australia
Nicholson Chamberlain Colls Group Limited	United Kingdom
Nicholson Chamberlain Colls Marine Limited	United Kingdom
Nicholson Jenner Leslie Group Limited	United Kingdom
Nicholson Leslie Accident & Health Limited	United Kingdom
Nicholson Leslie Agencies Limited	United Kingdom
Nicholson Leslie Asia Pte Ltd	Singapore
Nicholson Leslie Australia Holdings Limited	Australia
Nicholson Leslie Bankscope Insurance Services Limited	United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants	United Kingdom
Nicholson Leslie Energy Resources Limited	United Kingdom
Nicholson Leslie International Limited	United Kingdom
Nicholson Leslie Investments Limited	United Kingdom
Nicholson Leslie Limited	United Kingdom
Nicholson Leslie Management Services Limited	United Kingdom
Nicholson Leslie Non-Marine Reinsurance Brokers Limited	United Kingdom
Nicholson Leslie North American Reinsurance Brokers, Limited	United Kingdom
Nicholson Leslie Property Limited	United Kingdom
Nikols Chile SA	Chile
Nikols Galicia SA	Spain

Nikols Iberia SA	Spain
Nikols Portugal Ltda	Portugal
Nikols SA	Switzerland
Nikols Segiber Ltda	Portugal
Nissho Iwai (Japan)	Japan
Nixon Constable & Company Ltd.	United Kingdom
Norsk Forsikringsservice AS	Norway
Norwegian Insurance Partners A/S	Norway
Norwegian Insurance Partners as (Non-Marine)	Norway
NRC Reinsurance Company Ltd.	Bermuda
Ohio Cap Insurance Company, Inc.	Bermuda
OHM Services of Texas, Inc.	Texas
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.	Peru
Old ARS LRA Corp.	Texas
Old S&C of PA, Inc.	Pennsylvania
Olympic Health Management Services, Inc.	Washington
Olympic Health Management Systems, Inc.	Washington
Orobio Mees Herman B.V.	Netherlands
OUM & Associates of New York, A Corporation	New York
OWA Hoken (UK) Limited	United Kingdom
OWA Insurance Services Austria Gesellschaft mbH	Austria
OWA Insurance Services Austria GmbH & Co. KG	Austria
P I Insurance Brokers (Pty) Limited	South Africa
P.T. Alexander Lippo Indonesia	Indonesia
Pacific Underwriting Corporation Pty. Ltd.	Australia
Pacific Wholesale Insurance Brokers Pty Limited	Australia
Padilla y Perez Agente de Seguros y de Fianzas. Sociedad Anonima de Capital Variable	Mexico
Paladin Reinsurance Corporation	New York
Paribas Assurantien B.V.	Netherlands
Pat Ryan & Associates, B.V.	Netherlands
Paul J.F. Schultz oHG	Germany
PBG Pensions Beratungs-Gesellschaft mbH (Partnership)	Germany
PHH Insurance Associates Corporation	Maryland
Pinerich Limited	Ireland
Plaire SA	France
Poland Puckle Insurance Brokers Ltd.	United Kingdom
Prairie State Administrative Services, Inc.	Illinois
Prairie State Underwriting Managers, L.L.C.	Illinois
Premier Auto Finance, Inc.	Delaware
Premier Receivables Purchase Facility, LLC (Hist.)	Delaware
Prescot Insurance Holdings Ltd.	United Kingdom
Priceforbes Federale Volkskas (Holdings) (Proprietary) Limited	South Africa
Priority Line Direct Limited	United Kingdom
Private Client Trustees Ltd.	Ireland
Private Equity Partnership Structures I, LLC	Delaware
Product Care, Inc.	Illinois
Produgar Servicos	Portugal
Professional & General Ins. Company (Bermuda) Ltd.	Bermuda
Professional Liability Services Limited	United Kingdom
Professional Sports Insurance Co. Ltd.	Bermuda
Property Owners Database Limited	United Kingdom
Proruck Ruckversicherungs—AG	Germany
PROVIA Gesselschaft fur betriebliche Risicoanalyse mbH	Germany
Provider Services, Ltd.	Bermuda
PT RNJ Ratna Nusa Jaya	Indonesia
PyP Reinsurance Solutions Intermediario de Reaseguro,S.A. de C.V.	Mexico
PYXYS-Gestion de Flottes SA	France
R&M Reinsurance Intermediaries Ltd.	Trinidad
R.E.I.A. Insurance Brokers Pty. Ltd.	Australia
Ralph S. Harris (Insurance) Pty. Ltd.	Zimbabwe
Rath & Strong, Inc.	Massachusetts
RBH General Agencies (Canada) Inc.	Quebec

RDG Resource Dealer Group (Canada) Inc.	Canada
Reed Stenhouse Asia Pacific Limited	Scotland
Reed Stenhouse Europe Holdings B.V.	Netherlands
Reed Stenhouse Gmbh	Germany
Reed Stenhouse Underwriting Management Limited	Scotland
REI (NSW) Insurance Brokers Pty. Ltd.	Australia
REISA Insurance Brokers Pty. Ltd.	Australia
Resource Acquisition Corporation	Delaware
Resource Automotive, Inc.	Illinois
Resource Dealer Group of Alabama, Inc.	Alabama
Resource Dealer Group of Arizona Insurance Services, Inc.	Arizona
Resource Dealer Group of Kentucky, Inc.	Kentucky
Resource Dealer Group of Mississippi, P.A.	Mississippi
Resource Dealer Group of Nevada, Inc.	Nevada
Resource Dealer Group of New Mexico, Inc.	New Mexico
Resource Dealer Group, Inc.	Illinois
Resource Dealer Group, Inc.	Mississippi
Resource Dealer Insurance Services of California, Inc.	California
Resource Life Insurance Company	Illinois
Resource Life Insurance Company	Nebraska
Resource Training, Inc.	Illinois
Revasa S.p.A.	Italy
RG Reis (Management Services) Ltd.	United Kingdom
RG Reis Pension Fund Trustees Ltd.	United Kingdom
RHH Surety & Guarantee Limited	United Kingdom
RIP Services Limited	Guernsey
Risk Funding Services (Pty) Limited	South Africa
Risk Laboratories, LLC	Georgia
Risk Management Consultants of Canada Limited	Canada
Risque et Finance SA	France
Rockford Holding, Inc.	Delaware
Rockford Life Insurance Company	Arizona
Rollins Heath Korea Co. Ltd.	Korea
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.	Australia
Rollins Hudig Hall (Hong Kong) Ltd.	Hong Kong
Rollins Hudig Hall (Nederland) Limited	United Kingdom
Rollins Hudig Hall Associates B.V.	Netherlands
Rollins Hudig Hall Services Limited	United Kingdom
Rollins Hudig Hall Singapore Pte. Ltd.	Singapore
Ropeco Pty Ltd.	Australia
Rostron Hancock Ltd.	United Kingdom
Ruben Entertainment Insurance Services	United Kingdom
RUMEX VermogensverwaltungsGmbH	Germany
Ryan Insurance Group France S.A.R.L.	France
Rydata Limited	United Kingdom
S A Credit & Insurance Brokers (Pty) Limited	South Africa
S W Holdings (SA) (Pty) Limited	South Africa
S W Insurance Brokers (Pty) Limited	South Africa
S. Mark Brockinton & Associates of Texas, Inc.	Texas
S.A.B. S.p.A.	Italy
S.V.R. Portugal Corretores de Seguros, Lda.	Portugal
Saat Van Marwijk Beheer bv	Netherlands
Saat Van Marwijk Noordwijk B.V.	Netherlands
Safetylogic.com, Inc.	Oregon
Salud Centurion Ltda. Agente de Medicina Prepagada	Colombia
SASE France Societe Des Assures Du Sud Set	France
Savoy Insurance Brokers Ltd.	United Kingdom
Schirmer Engineering Corporation	Delaware
Schirmer Engineering of Illinois P.C.	Illinois
Scottish & Commonwealth Insurance Co. Ltd.	Bermuda
Seascope Marine Limited	United Kingdom
Securities Guarantee Company Limited	United Kingdom

Sedgwick Brichetto Argentina SA	Argentina
Sedgwick Corredores de Reaseguros Ltda	Colombia
Sedgwick Correduria de Seguros SA	Spain
Seguros Inchcape Macau Lda.	Macau
Select Healthcare Insurance Services	California
SelectDirect Limited	Scotland
Service Protection, Inc.	Illinois
Service Saver, Incorporated	Florida
ServicePlan of Florida, Inc.	Florida
ServicePlan, Inc.	Illinois
Services A&A S.A.	Mexico
Servicios Inmoboliarios Guadalajara, S.C.	Mexico
Servicios Y Garantias Ryan S.L.	Spain
SGAP SA	France
SGL Logistica Srl	Italy
Sherwood Insurance Agency, Inc. of New York	New York
Sherwood Insurance Services	California
Sherwood Insurance Services of Washington, Inc.	Washington
SHL Pacific Regional Holdings Inc.	California
Simco Insurance Brokers Pte	Singapore
SINSER (Asia) Pte Ltd.	Singapore
SINSER (Bermuda) Ltd.	Bermuda
SINSER (Europe) S.A.	Luxembourg
SINSER (Guernsey) Limited	Guernsey
SINSER (International) Sarl	Luxembourg
SINSER (Ireland) Ltd.	Ireland
SINSER (Isle of Man) Ltd.	Isle of Man
SINSER (Japan) Ltd.	Japan
SINSER (Luxembourg) Sarl	Luxembourg
SINSER (Schweiz) AG	Switzerland
SINSER AB	Sweden
SINSER Holdings AB	Sweden
SINSER Management Services (Vermont), Inc.	Vermont
SINSER Services Ltd.	Isle of Man
SLE Worldwide Australia Pty Limited	Australia
SLE Worldwide Limited	United Kingdom
SLE Worldwide Mexico Agente de Seguros S.A. de C.V.	Mexico
SLE Worldwide, Inc.	Delaware
SN Re SA (Brichetto Sudamericana)	Argentina
Societe Centrale de Courtage d'Assurances	France
Societe Europeenne d'Etudes et de Courtages—SEEC SA	France
Sodarcan Inc.	Canada
Soriero & Company, Inc.	Texas
Sorim (1987) Ltd.	United Kingdom
Sorim Services (1987) Ltd.	United Kingdom
Sothanasiri Co. Ltd.	Thailand
Southern Cross Underwriting Pty. Limited	Australia
Special Risk Resources Insurance Agency of New York, Inc.	New York
Special Risk Resources Insurance Agency, Inc.	California
Special Risk Services Asia Pacific Pty. Ltd.	Australia
Special Risk Services Limited	United Kingdom
Special Risk Services Underwriting Agency Limited	United Kingdom
Special Risk Services, Inc.	New York
Specialty Benefits, Inc.	Indiana
Specialty Investment 004 Limited	United Kingdom
Spicafab Limited	United Kingdom
Spicafab PLC	Australia
Stenhouse (South East Asia) Pte. Ltd.	Singapore
Stenhouse Marketing Services (London) Ltd.	United Kingdom
Stenhouse Marketing Services, Inc.	Delaware
Sterling Life Insurance Company	Arizona
Sterling Life Insurance Company	Illinois

Sumner & McMillan	United Kingdom
Sumner & McMillan Limited (Ireland)	Ireland
Superannuation Fund (CICNZ) Limited	New Zealand
Superannuation Management Nominees Ltd.	New Zealand
Surety & Guarantee Consultants Limited	United Kingdom
Surveyors Insurance Brokers Limited	United Kingdom
Suys & Janssens SA	Belgium
Swaziland Construction Insurance Brokers (Pty) Ltd.	Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.	Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.	Swaziland
Swaziland Insurance Brokers (Pty) Ltd.	Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.	Swaziland
Swett & Crawford	California
Swett & Crawford Insurance Agency of Massachusetts, Inc.	Massachusetts
Swett & Crawford of Arizona, Inc.	Arizona
Swett & Crawford of Colorado, Inc.	Colorado
Swett & Crawford of Connecticut, Inc.	Connecticut
Swett & Crawford of Hawaii, Inc.	Hawaii
Swett & Crawford of Idaho, Inc.	Idaho
Swett & Crawford of Illinois, Inc.	Illinois
Swett & Crawford of Maine, Inc.	Maine
Swett & Crawford of Nevada, Inc.	Nevada
Swett & Crawford of Ohio, Inc.	Ohio
Swett & Crawford of Pennsylvania, Inc.	Pennsylvania
Swett & Crawford of Texas, Inc.	Texas
Swett Insurance Managers of California, Inc.	California
T M Insurance Brokers (Pty) Limited	South Africa
Tabma-Hall Insurance Services Pty. Limited	Australia
TASG Pty. Ltd. ACN 008 078 308	Australia
Tecsefin Centroamerica, S.A.	Panama
Tecsefin Guatemala	Panama
Tecsefin Salvador	Panama
Tecsefin, S.A.	Colombia
Ted Harty & Associates, Inc.	Georgia
Terbroker srl	Italy
Tethercrest Ltd.	United Kingdom
Texas/New Dimensions Agency, Inc. of San Antonio	Texas
Texas/New Dimensions Life Agency, Inc. of San Antonio	Texas
Texas/New Dimensions Underwriting Group, Inc.	Texas
The Alexander Consulting Group Ltd.	Canada
The Alexander Consulting Group Ltd.	Scotland
The Alliance Group, LLC	Colorado
The Australian Superannuation Group (NSW) Pty Ltd. ACN 079 236 052	Australia
The Claims Office Limited	United Kingdom
The Credit Insurance Association (Canada) Limited	Canada
The Credit Insurance Association Deutschland GmbH	Germany
The Credit Insurance Association France SA	France
The Credit Insurance Association France SA	France
The Credit Insurance Association Ltd.	United Kingdom
The Entertainment Coalition	Not Applicable
The National Senior Membership Group Association	Washington
The Olympic Senior Membership Group, Inc.	Washington
The Superannuation Group (Victoria) Pty.	Australia
The Superannuation Group Pty. Ltd. ACN 006 922 470	Australia
The Swett & Crawford Group, Inc.	California
Tholwana MIB Pty Limited	South Africa
Tradeshock Limited	United Kingdom
Trans Caribbean Insurance Services, Inc.	U.S. Virgin Islands
Travellers Club International Ltd.	United Kingdom
Trent Insurance Company Ltd.	Bermuda
Triquation LLC	Delaware
Troika 2004 Limited	United Kingdom

TTF Insurance Services Ltd.	United Kingdom
U.S. Port/Terminal Operators Risk Purchasing Group	Washington
Underwriters Marine Services of Texas, Inc.	Texas
Underwriters Marine Services, Inc.	Louisiana
Union Centurion, S.A.de C.V.	Mexico
Unison Consultants Europe E.E.I.G.	Belgium
Unison Technical Services	Belgium
Unit Trust	Australia
United Iranian Insurance Services plc Teheran	Iran
Unity Limited	Bermuda
Valex Insurance Agency, Inc.	Texas
Varity Risk Management Services Ltd.	United Kingdom
Vassal Properties (Pty) Ltd.	Botswana
Velo Motor Accident Management Limited	United Kingdom
Verband der Jauch & Hubener Unterstutzungskassen	Germany
Virginia Surety Compania de Seguros S.A.	Argentina
Virginia Surety Company, Inc.	Illinois
Vital Reinsurance S.A.	Luxembourg
VOL Properties Corporation	Delaware
VSC SPE, LLC	Delaware
Wackerbarth Hardman (Holdings) Limited	United Kingdom
Wackerbarth Holdings Limited	United Kingdom
Wackerbarth International Holdings Bv	Netherlands
WACUS Magyarorszag Hitelbitzositasi Tanacsado es Kozvetito Kft.	Hungary
Wed. Jacobs & Brom bv	Netherlands
Wexford Underwriting Managers, Inc.	Delaware
White Rock Insurance (Gibraltar) PCC Limited	Gibraltar
White Rock Insurance PCC Limited	Guernsey
Wilfredo Armstrong S.A.	Argentina
William Gallagher Associates of California, Inc.	California
William Gallagher Associates of New Jersey, Inc.	New Jersey
Winchester Financial Services (Pty) Limited	South Africa
Windhock Insurance Brokers (Pty) Limited	Namibia
WMD Underwriting Agencies Ltd.	United Kingdom
World Insurance Network Ltd.	Cardiff
Worldwide Integrated Services Company	Texas
Wyrm Systems Pty Limited	South Africa
XB-Lumley Insurance Brokers (Pty) Ltd.	South Africa
Y&D Properties Ltd.	Canada
Yin Hwa Insurance Agent Co Ltd.	Taiwan
ZAO Aon Insurance Brokers	Russia
ZAO Russian Insurance Brokers	Russia
Zimbabwe Risk Managers (Pvt) Ltd.	Zimbabwe

QuickLinks

  Exhibit 21